FOR IMMEDIATE RELEASE

CONAGRA FOODS LOOKS TO EXIT REFRIGERATED MEATS BUSINESSES; MOVES TO REFOCUS AND SIMPLIFY ORGANIZATIONAL STRUCTURE

OMAHA, Neb., Feb. 2, 2006 -- ConAgra Foods Inc. (NYSE: CAG), one of North America's leading packaged food companies, announced plans to divest most of its refrigerated meats businesses, including the Armour, Butterball, and Eckrich brands. In addition, the company announced several changes designed to streamline its operating structure, including moving its Grocery Foods headquarters from Irvine, Calif., to Naperville, Ill., and further centralizing its shared services.

"Our actions today reflect our commitment to simplify operations and to concentrate in areas where we have the strongest competitive positions," said Gary Rodkin, ConAgra Foods president and chief executive officer. "They put us in a much better position to execute and drive consistent and sustainable growth."

Divesting Refrigerated Meats Businesses

The combined annual sales for the businesses being offered for sale are about $1.9 billion. The businesses include Armour meats and hot dogs, Butterball turkey, and Eckrich smoked sausages, hot dogs and lunchmeats. These processed meat products are sold to retail grocers, delis, restaurants and other foodservice establishments. Luis Nieto, president, Packaged Meats and Deli, will continue to lead the combined meats business during the sale process, which is expected to take 10-12 months. The company will continue to manufacture, sell, promote and deliver these quality products with the highest levels of customer service during this period, and work to assure uninterrupted service through transition to new ownership.

Neither the company's Healthy Choice brand of meat, nor its Hebrew National, Brown `N Serve, Slim Jim, and Pemmican businesses are included in the assets for sale. Last week Smithfield Foods, Inc. signed a definitive agreement to acquire substantially all of the assets of the company's Cook's ham business.

"As we sell these assets, we will scale back our related corporate and shared services infrastructure to ensure that it is the right size for our businesses going forward," said Rodkin. "We expect a number of people directly involved in these operations to be employed by the new owners or offered other jobs within ConAgra Foods."

Simplifying Organizational Structure

"ConAgra Foods has a number of great brands and businesses to drive future growth. We will build on those strengths by coupling disciplined investments in well-positioned brands with a more streamlined operating structure," said Rodkin.

Consistent with that logic, ConAgra Foods today announced the realignment of various operations:

     o The company's Retail and Culinary Products businesses will be combined to form Consumer Foods. It will manage all consumer brands and foods that are sold by ConAgra Foods to retail and foodservice customers, as well as manage the company's international consumer foods business. Dean Hollis, president and chief operating officer, Consumer Foods, will oversee these businesses, which include Dairy, Frozen, Grocery, Packaged Meats and Deli, Snacks, Store Brands, and International. Greg Heckman, president and chief operating officer, Commercial Products, will oversee the company's Lamb Weston brand of potato products, ingredients brands such as ConAgra Mills, Gilroy Foods, and Spicetec, seafood brands such as Louis Kemp, Meridian and Singleton, as well as the ConAgra Foods Trade Group's trading, merchandising and risk management operations.

     o The ConAgra Foods Sales organization will assume responsibility for both retail and foodservice customers, with current personnel in culinary foodservice sales joining the company's centralized selling organization. Doug Knudsen, president, ConAgra Foods Sales, will oversee the combined ConAgra Foods sales organization.

     o The company's Grocery Foods headquarters will move from Irvine, Calif., to Naperville, Ill. which is currently the headquarters of its dairy and meats businesses. Grocery, which manages the company's shelf stable products such as Hunt's, PAM, and Chef Boyardee, will transition people to Illinois by June 1.

     o A number of people in shared functions across the company, including product quality and development, sales and operations planning, and transportation and warehousing management, will be relocated to Omaha, Neb. to drive increased collaboration, functional excellence and efficiency.

As a result of today's changes several personnel actions were also announced:

     o Gregory L. Smith, who was president, Grocery Foods and prior to that was executive vice president of Operations for Grocery Foods, and who previously worked in supply chain, manufacturing and operations capacities at The Quaker Oats Company will become senior vice president of Supply Chain overseeing customer service, transportation, warehousing and sales and operations planning. This position reports to Jim Hardy, executive vice president, Product Supply, who also has responsibility for manufacturing, procurement and engineering.

     o David Palfenier, who was president of Frozen Foods and previously held marketing and management positions at Frito-Lay will become president, Grocery Foods reporting to Dean Hollis; and

     o Diane Teer, who joined the company last year as president, Culinary Products and who previously held key management positions with Campbell Soup will become president, Frozen Foods, also reporting to Dean Hollis.

Financial Impact

In connection with the organizational changes, the company expects to take cash and non-cash accounting charges. The company also expects that it will take a non-cash charge to adjust the book value of the assets to be sold, including related goodwill. The timing and amount of these charges, as well as any related benefits, are currently being analyzed and will be announced at a later date.

The packaged meats businesses that will be sold absorb significant costs for shared services and centralized administrative functions provided to those businesses. An estimate of the financial impact of the divestiture on ConAgra Foods' future operating earnings potential will take all key factors into account, including:

     o    the operating profits of the businesses to be sold;

     o the extent to which the company can reduce the cost of shared services and administrative functions allocated to those businesses, and the timing of such reductions; and

     o    the likely net proceeds from the transaction and their use.

The company will provide a full analysis of the financial impact of the divestiture as part of its previously announced March 16 investor and analyst event in New York City.

"We look forward to sharing details of the impact of these decisions in our investors' meeting in March,"said Rodkin. "These are only part of our broader plans to drive sustainable top- and bottom-line growth."


ConAgra Foods Inc. (NYSE: CAG) is one of North America's largest packaged food companies, serving grocery retailers, as well as restaurants and other foodservice establishments. Popular ConAgra Foods consumer brands include:
Banquet, Chef Boyardee, Egg Beaters, Healthy Choice, Hebrew National, Hunt's, Marie Callender's, Orville Redenbacher's, PAM, and many others.


Note on Forward-Looking Statements:

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. Readers of this release should understand that these statements are not guarantees of performance or results. Many factors could affect the company's actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. These factors include, among other things, future economic circumstances, industry conditions, company performance and financial results, availability and prices of raw materials, product pricing, competitive environment and related market conditions, operating efficiencies, access to capital, actions of governments and regulatory factors affecting the company's businesses and other risks described in the company's reports filed with the Securities and Exchange Commission. The company cautions readers not to place undue reliance on any forward-looking statements included in this release, which speak only as of the date made.

         For more information, please visit us at www.conagrafoods.com.